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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported)
                           January 31, 2000

                         Commission file number 1-13163
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                    TRICON GLOBAL RESTAURANTS, INC.
        (Exact name of registrant as specified in its charter)

 North Carolina                                         13-3951308
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(State or other jurisdiction of                      (IRS Employer
of incorporation or organization)                    Identification No.)


            1441 Gardiner Lane, Louisville, Kentucky 40213
          (Address of principal executive offices) (Zip Code)


  Registrant's telephone number, including area code: (502) 874-8300


   Former name or former address, if changed since last report: N/A











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Item 5.   OTHER EVENTS

          On January 31, 2000, TRICON Global Restaurants, Inc. issued a press release addressing the bankruptcy filing of Ameriserve, its primary distributor of food and dry goods in the U.S., and announcing that anticipated fourth quarter and full-year ongoing operating EPS will exceed consensus estimates. A copy of such press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

          99 Press release dated January 31, 2000 from TRICON Global Restaurants, Inc.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 TRICON GLOBAL RESTAURANTS, INC.
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                                         (Registrant)



Date:    January 31, 2000         /s/  Matthew M. Preston
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                                        Matthew M. Preston
                                        Assistant Secretary






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